CHINA AGRITECH

Roth Capital Partners

OC Conference

February 2007

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, disruption in the supply of raw materials, ability to protect proprietary formula and manufacturing process, future national or regional economic and competitive positions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Equity Snapshot

Listed on the OTC Bulletin Board	
Symbol:	CAGC
Price (01/12/07):	$2.80
Market Cap:	$53.48 mil
Shares Outstanding:	19.1 mil
Revenues (ttm):	$26.1 mil
Price to Sales (ttm):	2.0
Net Income (ttm)	$4.7 mil
EPS (ttm)	$0.27
P/E	10.4x

Investment Highlights

- Market leader - growing liquid compound organic fertilizer industry
- Expanding capacity - built concentrate factory in Beijing
- Additional distribution – adding four new converting facilities
- Competitive advantage - proprietary formulations and advanced technology
- Growth - domestic and international expansion strategy
- Government support - organic fertilizer market



CHINA AGRITECH

China Fertilizer Market Overview

- China is the largest consumer and manufacturer of fertilizer
  - China represents 35% of world fertilizer consumption
    9% of world's arable land to feed 21% of the world's population

- Fertilizer industry in China is a $17 billion market
  - Highly fragmented with over 7,000 fertilizer companies



7%
3%
10%
30%
50%
Organic fertilizer including liquid
Compound fertilizer
NPK fertilizer
Biotech fertilizer
Others

CHINA AGRITECH



Market Opportunity

- Growing population
- New middle class demands better quality and healthier foods
- Higher demand for grain as meat consumption increases
- Shrinking land resources due to pollution & degradation
- Chinese National Standard for Organic Produce established in 2005
- Ministry of Agriculture supports organic compound fertilizers for sustainable agriculture

CHINA AGRITECH

Organic VS Chemical Fertilizer

Product	Consumption per Chinese acre	Increase yield	Features
General chemical fertilizer	RMB 60	10%	• Leaves toxins within plants • Heavy burden to farmers
Compound chemical fertilizer	RMB 50	10%	• Leaves toxins within plants • Expensive
Liquid Organic Fertilizer	RMB 5	25%	• Eliminates toxins within plants • Mitigates damage by chemicals • Improves photosynthesis and enzyme activity • Accelerates development of root system, anti water logging • Balances nutrient uptake, increases branching • Cost efficient

Organic Fertilizer

- PRC mandate for 10% of crop production to be organic by 2010
- Constant use of chemical fertilizers
  - Degrades soil conditions which hurts future crop yields
  - Destroys plant's natural defense mechanism
  - Pollutes environment
  - Has resulted in contamination of 7% of arable land
  - Residues threatens public health
- Organic fertilizers
  - Increase nutrients
  - Improve long-term use of soil
  - Command higher retail prices for organically certified products

Liquid Fertilizer Consumption In China

Unit -100Million People


7
6
5
4
3
2
1
0
1988y
1992y
1996y
1998y
2000y
2002y
2004y
2005y

The number of farmers using liquid fertilizer increased from 0 to over 600 million from 1988 to 2005.

Source: www.huafei .jinnong.cn

CHINA AGRITECH



Government Mandates Driving Demand

- Cultivatable land has decreased by 6.6% from 1996 – 2005
- 10% of cropland is contaminated
- Organic fertilizers provide a viable solution for sustainable, improve agricultural yields and output

China Agritech is a key beneficiary of new agricultural policies

- Farm subsidies
- Elimination of agricultural taxes
- Promotion of organically grown "green foods"
- Support of environmental protection

CHINA AGRITECH

Company Overview



- Over 10 years in northern China
- Expanding to central, southern & western China
- New Headquarters in Beijing, China
- Manufacturing facility in Harbin
  - 46 distributors
  - Over 200 sales outlets
  - Production capacity: 5000 metric tons
- New facilities in Anhui and Beijing

CHINA AGRITECH



Technology-based Core Competency

- 13 years of leading edge technology and product development
- Unique core technology
- Certified by PRC Ministry of Agriculture for effectiveness in all regions of China
- Custom formulations to local plants, soil & climate conditions
- Proprietary formula
  - Contains over 30 active ingredients
  - Humic acid- key component of organic liquid compound fertilizers

Production Flow

❖ China Agritech proprietary technology combines over 30 active microelements with humic acid to produce a highly effective liquid compound organic fertilizer


Lignite
Humic Acid
Fulvic Acid
Organic Fertilizer

Humic Acid

- No harm to plants
- Increase the fertility of soil
- Stimulate plant growth
- Abstract from Lignite

Fulvic Acid

- Improve soil structure
- Nitrogen fixation
- Turn the phosphorus of soil into the dissolubility estate
- CAGC own technology of abstracting Fulvic Acid from Humic Acid

Organic Fertilizer

- Facilitate plant growth and reproduction of animalcule
- Enhance resistance to drought and waterlogging
- Improve soil structure and ability to supply nutrition
- Increase efficiency of chemical fertilizer

China Agritech's Product Lines

- Lulingbao III
  specially formulated for fruits and vegetables

- Lulingbao IV
  formulated for large scale crops and suitable for jet-spray

- Tailong I
  highly customizable for a fruits and economic crops that can be tailored to local soil conditions

- Green Vitality – new line
  premium line that will be marketed in the central and southern regions of China and can be applied to a large variety of crops








绿灵宝



Product Quality and Competitive Advantages

- Dramatic impact on crop yields
- Easy application and better absorption
- No sedimentation 48 hours after dilution
- Highly concentrated – can be diluted 1000x, easy to transport

BENEFITS OF USE

- Increased photosynthesis
- Improved root absorption
- Enhanced resistance
- Improved plant quality and appearance
- Restored capability of soil production

Product Efficacy

Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	20%
Soybean	10-20%
Peanuts	20%
Cotton	15-30%
Tobacco	25%
Watermelon	25-36%
Leafy Vegetables	40%
Potatoes	30%
Fruits	15-25%

Aggressive Growth Campaign



Expansion in China

- **Constructed a centralized "concentrate" factory in Beijing**
  - 5,000 metric ton capacity ("concentrate")
- **Adding four new regional converting facilities in 2006**
  - Anhui factory opened July 2006 (2,000 metric tons)
  - Beijing factory opened in September 2006 (2,000 metric tons)
  - Chongqing and Xinjiang factories will be opened in March and May 2007 respectively (2,000 metric tons initial capacity each)
  - Additional 8,000 metric ton capacity in total
  - Larger customer base with multiple harvests
  - Two year tax holiday with 50% normal tax rate for following three years

International Expansion Opportunities

- Russia and Central Asia– First contract signed
- Southeast Asia – Malaysian initiative underway
- Higher margins

New Manufacturing Facilities

July-2007 capacity will be 13,000 mt vs. 5,000 mt at July 2006



RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
PAKISTAN
INNER MONGOLIA
JILIN
LIAONING
Beijing
Tianjin
Yellow Sea
SOUTH KOREA
GANSU
QINGHAI
NINGXIA
CHINA
SHANXI
HEBEI
SHANDONG
TIBET
SHAANXI
HENAN
ANHUI
SHANGHAI
NEPAL
SICHUAN
HUBEI
ZHEJIANG
East China Sea
BHUTAN
INDIA
HUNAN
JIANGXI
GUIZHOU
FUJIAN
BANGLADESH
YUNNAN
GUANGXI
GUANGDONG
TAIWAN
BURMA
VIETNAM
Hong Kong
Macau
LAOS
THAILAND
South China Sea
HAINAN

Xinjiang Subsidiary-2000 mt (will be completed in May 2007)

Chongqing Subsidiary-2000 mt (will be completed in March 2007)

Harbin Subsidiary – 5000 mt

*Headquarters, Concentrate Factory-5000 mt,
*Research institute
*Hebei Regional Subsidiary- 2000 mt, Sept 2006

Anhui Subsidiary-2000 mt, July 2006

Central, Southern & Western China

CHINA AGRITECH



Distribution, Sales and Marketing

- Multi-level sales structure
- Village-level presence for sales to support local farmers
- Launch regional sales development campaigns based on sales partnerships, targeted print, radio and TV advertising
- "Coca cola" business model
- Alleviate shipping and logistic issues re: liquid shipments

CHINA AGRITECH

Distribution Channel

1x3x10x20x10

=Total 6,000 sales points


Head quarter
3 sales branches in Hebei, Anhui, and Chongqing
Each sales branch runs 10 sales offices owned by CAGC
Each sales office controls 20 county-level sales agencies
Each county-level sale agency employs 10 sales executives who will be assigned 1 metric ton per year of sales target

Competitive Advantages

- Most manufacturers operate regionally
- Significant barriers to entry:
  - Fertilizer manufacturers must be certified:
    - Full vs. 1 year temporary
    - Full certification is 7 year process: $1 million + cost
    - Only 747 of 7,055 fertilizer manufacturers are fully certified
  - PRC's small farms
    - Sales cost to access individual customers
    - Farmers make changes SLOWLY
  - Requirement for regionalized production



CHINA AGRITECH



Experienced Management Team

- **Yu Chang – President, CEO & Founder, with firm since 1994.** Formerly with the Agricultural Bank of China. Beneficial ownership of 57% of outstanding shares.
- **Lijun Peng – CFO,** served as CFO for Tailong since 1997
- **Xiaorong Teng - VP of Sales and Marketing,** served the Company and its predecessors since 1994.
- **Tak Shing Eddie Wong - VP of Sales,** joined the Company in 2005.
- **Tik Man Tsoi - VP of Administration,** served as the Vice President of Administration since the acquisition of Tailong in February 2005.

CHINA AGRITECH

Robust Revenue Growth



Revenue Growth ($M)
30
25
20
15
10
5
0
2 Yr.CAGR 44%
$12.18
$15.85
$25.34
$20.93
$23.52
2003
2004
2005
2005 9M
2006 9M

CHINA AGRITECH

% of Revenue by Products

First nine months 2006



20%
35%
30%
15%
Lulingbao III
LulingbaoIV
Tailong I
Green Vitality

CHINA AGRITECH

Gross profit & margin


$16
$12
$8
$4
$-
54%
52%
50%
48%
46%
44%
2 Yr.CAGR 48%
$5.73
47%
$7.70
49%
$12.49
49%
$9.82
47%
$12.21
52%
2003
2004
2005
2005 9M
2006 9M
Gross profit ($M)
Gross margin

CHINA AGRITECH

Operating Income Growth



2 Yr.CAGR 57%
$10
$8
$6
$4
$2
$-
40%
30%
20%
10%
0%
$3.03
25%
$5.73
36%
$7.48
30%
$5.40
26%
$8.09
34%
2003
2004
2005
2005 9M
2006 9M
Operating income ($M)
Operating margin

CHINA AGRITECH

Comparative Valuation

Company	Ticker Symbol	Stock Price ($)	Market Cap ($Mill)	P/E (ttm)	Profit Margin (ttm)	EV/ Revenue (ttm)	EV/ EBITDA (ttm)	Price/ Sales (ttm)	Price/ Book (ttm)
China Agritech, Inc.	CAGC	2.80	53.5	10.4	18.9%	1.6	4.4	1.9	2.1
Bodisen Biotech, Inc.	BBC	4.91	89.2	6.7	27.3%	1.6	5.3	1.9	1.4
Bunge Ltd.	BG	71.13	8,520.0	21.1	1.6%	0.5	15.1	0.3	1.8
Mosaic Corp.	MOS	22.10	9,680.0	n/a	-1.7%	2.3	16.0	1.9	2.7
UAP Holding Crop.	UAPH	25.07	1,280.0	29.9	1.6%	0.6	12.4	0.5	7.0
Terra Nitrogen Co.	TNH	35.95	671.7	33.6	4.8%	1.5	19.3	1.6	4.6
				22.8	6.7%	1.3	13.6	1.2	3.5
Average									

Yahoo Finance @ January 12, 2007

CHINA AGRITECH

Income Statement, 9 months ended September 30

	2006 ($000)	% of sales	2005 ($000)	% of sales	YOY Change
Net Sales	$23,523	100%	20,930	100%	12.4%
Gross Profit	11,308	51.9	9,824	46.9	24.3
Operating Income	8,088	34.4	5,401	25.8	49.7
Net Income	4,210	17.9	2,596	12.4	62.2
Diluted EPS	.23		.18		25.7

CHINA AGRITECH



Summary Balance Sheet

($ in thousands)	September 30, 2006	December 31, 2005
Cash	$8,134	$531
Working Capital	$25,349	$10,230
Total Debt	$0	$0
Shareholders' Equity	$25,701	$10,058

CHINA AGRITECH

Investment Summary


有机食品
ORGANIC FOOD

- Large market opportunity in fastest growing segment of the market
  - Increasing demand for higher crop yields
- Growth Strategy to expand domestically and internationally
  - Reduce impact of seasonality
  - Increase capacity by the end of first half of 2007 to 13,000 metric tons
- Strong competitive advantages
  - Proprietary formulas = better performance
  - Nationally certified
- Ongoing support from PRC to increase sustainable agricultural output

CHINA AGRITECH